(This is a summary translation to be used for reference only)

Exhibit 10.21

Accounts Receivable Maximum Amount Pledge Contract

(To be used when the Pledgor is a corporation)

S/N: 99062011Z97190

Pledgor: Trunkbow Asia Pacific (Shandong) Company Limited (“Party A”)

Legal Representative: HOU Wanchun

Telephone: 0531-89706000 x 6020

Pledgee: China Minsheng Banking Corp., Ltd., Dalian Division (“Party B”)

Legal Representative: ZHAO Hui

Telephone: 0411-82808234

To ensure the performance by Trunkbow Asia Pacific (Shandong) Company Limited (hereinafter, the “Master Contract Debtor”) of the debt obligations under the Master Contract entered into with Party B, Party A is willing to pledge its accounts receivable to Party B as guarantee on all the debt obligations under the Master Contract and has entered into the following agreement with Party B.

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I. Definitions

Article 1 Unless otherwise defined in the context herein, the following terms used herein shall have the definition below:

1.1 “Accounts Receivable” means the right to demand payment from those to who Party A has provided certain goods and services, including current and future monetary debt and the associated proceeds but excluding any claims generated from any banknotes or other marketable securities.

1.2 The “Base Contract” means collectively all the contracts mentioned in Article 9 herein, under which the accounts receivable are generated.

1.3 “Accounts Receivable Debtor” means those parties and their legal successors and assignees that have the obligation to make payment to Party A under the base Contract.

1.4 “Accounts Receivable Registration Agency” means People’s Bank of China Credit Information Center and/or its branches.

II. Type and Maximum Amount of the Master Claim under the Guarantee

Article 2 The Master Contract hereunder is Medium-to-Small Sized Enterprise Financing Service Contract (S/N: 99062011297190) between Party B and the Master Contract Debtor; the Master Contract is composed of the specific service contracts, application for the use of the loan and other IOU’s and electronic data thereunder.

Article 3 The maximum amount guaranteed by Party A is RMB 50,000,000.00 (Fifty Million).

III. Period during Which the Master Claim Is Generated

Article 4 The period during which the master claim is generated has November 9, 2011 as the beginning date and November 8, 2012 as the end date. This provision has the following meaning:

4.1 If the service type is loan service under the Master Contract, then date of release of each of the loan amount shall not be later than the end date above.

4.2 If the service type is the issuance of bank acceptance notes/discounted commercial bills/letters of guarantee under the Master Contract, the dates of issuance of such bank acceptance notes/discounted commercial bills/letters of guarantee shall not be later than the end date above.

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4.3 If the Master Contract Debtor is a natural person, no expiration date of the period of performance of the debt obligations guaranteed hereunder shall be later than the end date; if the Master Contract Debtor is a corporate legal or non-legal person, the period of performance of the debt obligations guaranteed hereunder will not be limited by the end date.

IV. Term of Performance of the Debt Obligations by the Master Contract Debtor

Article 5 The term of performance of the debt obligations by the Master Contract Debtor is provided in the specific service contracts under the Master Contract.

V. Scope of the Pledge Guarantee

Article 6 The scope of the pledge guarantee is loan principal due, interest, penalty interest, compound interest, default damages, loss compensation, custodian fees for the pledged items and all other fees incurred during the course of realizing Party B’s claims and pledgee rights (including but not limited to litigation fee, arbitration fee, appraisal fee, registration fee, insurance fee, assessment fee, certification fee, legal fee and traveling expenses). All the fees mentioned above shall be included in the scope of the guarantee but not added to the loan principal guarantee hereunder.

VI. Determination of the Claim under the Guarantee

Article 7 Determination of the claim guaranteed hereunder upon the occurrence of any of the following:

7.1 The period during which the master claim is generated set for in Article 4 herein has expired;

7.2 The creditor under the Master Contract declares all the debt obligations under the Master Contract immediately due in accordance with the law or provision therein;

7.3 Party B exercises its pledgee right in advance pursuant to the provisions in Article 20 herein;

7.4 Other situation regarding the claim under the guarantee as required by law.

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Article 8 The determination of the claim guaranteed hereunder will have the following effect:

8.1 All the outstanding loan obligation under the Master Contract at the time of determination of the claim guaranteed hereunder will be included in the scope of the pledge guarantee;

8.2 All other amounts in addition to the principal set forth in Article 6 herein at the time of determination of the claim guaranteed hereunder will be included in the scope of the pledge guarantee;

8.3 Starting from the date of determination of the claim guaranteed hereunder to the time of full repayment of the claim under the guarantee, if there is any occurrence of failure by the Master Contract Debtor to perform its debt obligations, Party B shall have the right to dispose of the pledged items hereunder.

VII. Pledged Items

Article 9 Party A will provide the accounts receivable described in summary as follows as the pledge guarantee: All the qualified accounts receivable generated from April 1, 2010 to December 30, 2013 from contracts of the nature of purchasing contract entered into by Party A with its downstream customers.

Article 10 Party A must set up a special accounts receivable pledge amount return account with Party B (with its account No. being 160701418000184) to be used exclusively for collecting the accounts receivable paid to Party A, and Party A agrees to use the funds therein as pledge guarantee; Party A shall have no right to use any amount therein without Party B’s consent.

Article 11 All yields on the pledged items during the period of pledge guarantee shall be part of the pledged items.

VIII. Delivery and Safekeeping of the Pledge Items

Article 12 All executed Base Contract hereunder and other related documents (if any) must be delivered to Party B within 2 business days upon execution of this contract. Party A promises to deliver all other Base Contract executed in the future within 5 business days upon its execution.

Article 13 Before the delivery of all the documents regarding the accounts receivable hereunder, if Party B expressly requests, Party A must assist Party B in obtaining the Confirmation Letter (see Attachment 1 for its format) from the accounts receivable debtor.

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Article 14 The original copies of all the valid documents and information regarding the accounts receivable hereunder, after they are acknowledged by both Party A and Party B, must be provided by Party A to Party B for safekeeping.

Article 15 If, after the accounts receivable debtors have paid such amount into the special accounts receivable pledge amount return account, Party A applies for withdrawal of the funds therein, Party A must provide documents of evidence approved by Party B and add corresponding accounts receivable amount into such account; otherwise Party B shall have the right to deny Party A’s application.

IX. Realization of the Pledgee Right

Article 16 After the claim under the guarantee is determined, Party B shall have the right to exercise its pledgee right at any time and dispose of the pledged items hereunder if there is any occurrence of failure to perform debt obligations by the Master Contract Debtor.

Article 17 If there are other guarantees under the Master Contract in addition to the guarantee hereunder, Party A’s responsibility to provide guarantee hereunder shall not be affected or reduced by other guarantees. Party B shall have the right to opt for the exercise of the pledgee right hereunder.

Article 18 Party B shall have the right to dispose of the pledged items unilaterally in the following manner:

Transfer the accounts receivable under the pledge, use the amount paid by the accounts receivable debtors, demand through negotiation with Party A the transfer of the accounts receivable hereunder to Party B for disposition and use the proceeds as repayment, and resort to legal proceedings as exercise of the pledgee right.

Article 19 Party A must provide assistance to Party B in its disposition of the pledged items and must not establish any obstacles.

Article 20 Upon occurrence of any of the following, Party B may opt for early exercise of the pledgee right:

20.1 Party A’s violation of the provisions herein, refusal to perform the obligations hereunder, or endangerment of Party B’s pledgee right;

20.2 Party A’s involvement in litigation, arbitration, administrative sanction, thus having adverse effect on the pledged items;

20.3 Party A’s bankruptcy, going out of business, filing for reorganization; or revocation or suspension of Party A’s business license;

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20.4 Any change in the pledged items that is adverse to Party B, including but not limited to the loss of the accounts receivable debtors ability to perform the Base Contract;

20.5 Other situations that render it difficult or impossible for Party B to realize its claims under the Master Contract.

Article 21 Party B will use any proceeds through the exercise of its pledgee right for repayment in the following order: (1) fees incurred from the realization and exercising of its claims and rights; (2) damage and loss compensation; (3) default damages; (4) compound and penalty interests; (5) past-due interest; (6) interest; (7) principal; (8) other amounts payable. And Party B shall have the right to change the aforementioned order.

Article 22 If the master claim is in a foreign currency, the proceeds through the exercise of its pledgee right for repayment will be converted at the time of such exercise.

X. Escrow

Article 23 If the due dates for the accounts receivable debtors obligations are early than the expiration of the term of the debt obligation performance under the Master Contract, Party B may use the amount paid by the accounts receivable debtors for early repayment toward the master claim guaranteed hereunder, continue to keep such amount in the special accounts receivable pledge amount return account, or provide it to a third party for escrow.

Article 24 If Party B agrees to Party A’s transfer of the pledged items hereunder, Party A must use the consideration from such transfer to repay the master claim guaranteed hereunder or deposit such consideration into the special accounts receivable pledge amount return account, or provide it to a third party for escrow.

XI. Rights and Responsibilities of Both Parties

Article 25 Party A’s Rights and Responsibilities

25.1 Party A is a legal person established in accordance with the law of the PRC and has the capacity and power to conduct civil activities and to bear civil responsibility for its actions. Party A has obtained all permits, approval and registration necessary for the execution of this contract.

25.2 Party A has completed all internal procedures and obtained authorization necessary for the execution and performance of this contract. The execution of this Contract and the performance of the obligations hereunder will not violate Party A’s current Articles of Incorporation and internal policies or any other binding contracts to which Party A is a party.

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25.3 Party A warrants that all the documents and certification provided in connection with the pledged items are true, valid and legal.

25.4 Party A will be responsible for all fees in connection with this contract, including but not limited to legal service fee, registration fee, insurance fee, assessment fee, certification fee, transfer fee and custodian fee;

25.5 Party A warrants that Party A is the legal creditor to the accounts receivable and has the ownership to the pledged items;

25.6 Party A warrants that there is no dispute regarding to the ownership to the pledged items;

25.7 Party A warrants that the accounts receivable pledged to Party B are all within the statute of limitation.

25.8 Party A warrants that there is no limitation on the pledged items hereunder;

25.9 Party A warrants that Party A has not conducted any disposition of any of the pledged items and has not established any encumbrances on the pledged items; prior to the dissolution of this guarantee contract, Party A will not gift, transfer or re-pledge, or dispose of in any other form, the pledged items before obtaining Party B’s written approval;

25.10 Party A warrants that Party A has not engaged, and will not engage, in any activity that will cause the reduction of the value of the pledged items or any loss to Party B;

25.11 Party A has voluntarily executed this contract and has obtained all the rights and authorization necessary for the execution and performance of this contract;

25.12 Party A has the obligation to take action to protect Party B’s interest if Party B’s pledgee right is, or will potentially be, harmed by a third party;

25.13 If the Master Contract Debtor changes the purpose of the loan, Party A will be responsible for all the resulting penalty interest and default damages;

25.14 Party A shall have the right to request the dissolution of the pledge guarantee after the Master Contract Debtor repays all the debts under the Master Contract;

25.15 During the effective period of the guarantee, if Party A engages in any merger, spin-off, dissolution or suspension of business, Party A must notify Party B 30 days prior to such activity; if there is any change in Party A’s address, name or legal representative, Party A must notify Party B within 7 days of such change;

25.16 Party A must first obtain Party B’s written consent to any change to, revision of or supplement to the Base Contract already executed;

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25.17 At the time of execution of this contract, if Party B explicitly requests, Party A and Party B must issue Payment Notice (see Attachment 2 for its format) to the accounts receivable debtors and request such debtors to provide Confirmation Letter as written acknowledgement of such Payment Notice;

25.18 Party A promises to execute an accounts receivable pledge registration agreement with Party B before Party B’s registration of the accounts receivable pledged;

25.19 Party A warrants that the basic information and the description of the accounts receivable provided to Party A are true and accurate;

25.10 Party A promises to execute necessary agreements with Party B at the time when Party B is processing the extension or change registration of the accounts receivable pledge.

Article 26 Party B’s Rights and Responsibilities

26.1 Party B will return all the remaining amount of the proceeds from the disposition of the pledged items after all the debt claims have been satisfied;

26.2 Party B shall be entitled to the yield on the pledged items;

26.3 After all the debt obligations in the scope of the pledge guarantee hereunder have been repaid, Party B must assist Party A in the procedures of cancelling the pledge registration. And Party B will return all the Base Contract and other claim documents and certificates to Party A.

XII. Liability for Breach

Article 27 After this contract has become effective, either party hereto that fails to perform its obligations hereunder shall bear the corresponding liability for breach and compensate the other party for any resulting loss.

Article 28 After this contract has become effective, if Party A refuses to assist Party B in the procedures of registration of the pledged items hereunder, thus causing it impossible to perform the Master Contract, Party A must pay default damages in the amount equal to ___% of the amount of the master claim under the guarantee.

Article 29 Party A must compensate Party B for any loss resulting from any failure to provide complete and accurate documents regarding the pledged items, any omission of joint ownership to, dispute about, freeze and seizure of the pledged items.

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XIII. Force Majeure

Article 30 If the occurrence of any event of Force Majeure renders it impossible for either party to perform this contract, the affected party must notify the other party within 10 days of such occurrence and provide written certification issued by the local certification agency.

XIV. Registration of the Pledge

Article 31 Party A agrees that Party B will have the pledge registered and agrees to provide assistance to Party B.

If there is any change to be made to the contents under the registration due to omission or error, Party A agrees to allow Party B to process such change registration based on the actual situation after such omission or error have been discovered.

If any change in its legal name, legal representative and his/her valid personal ID, Party A must notify Party B within 5 days in writing after obtaining new official documents and certification.

If there are other pledged items hereunder and such pledged items must be registered pursuant to the law, Party A must process the registration of such pledged items within 15 days of the execution of this contract.

XV. Resolution of Dispute

Article 32 All disputes in connection with this Contract must be resolved through consultation; if such consultation fails, the dispute shall be submitted to the people’s court at Party B’s location for resolution.

XVI. Contract Effectuation, Amendment and Dissolution

Article 33 This contract becomes effective upon execution by both parties.

Article 34 Party A and Party B must enter into written agreement regarding the amendment to and the dissolution of this contract.

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XVII. Attachments

Article 35 Other matters not covered herein may be provided separately in written agreement, as an attachment hereto, between Party A and Party B. All attachments to this contract are component parts and shall have the same legal effect.

XVIII. Rider

Article 36 Notices and Delivery of Notices

36.1 All notices sent by one party to the other must be delivered to the addresses indicated on the first page of this contract.

36.2 If such notice is sent by registered mail, it will be considered received 4 days after it is posted; if by telex or fax, it will be considered received after transmission success acknowledgement is received; if by courier, it will be considered received at the time of delivery by the courier.

Article 37 This contract is in duplicates, with one to each party.

Article 38 Party B has provided detailed explanation of all provisions herein to Party A at the time of execution of This Contract and there is no inconsistence in the understanding of the provisions herein between the parties hereto.

Article 38 Other Matters Stipulated between the Party A and Party B

[None]

This contract is executed in Dalian.

Party A: /company seal/ Trunkbow Asia Pacific (Shandong) Company Limited

Legal Representative: /personal seal/ HOU Wanchun

November 9, 2011

Party B: /company seal/ China Minsheng Banking Corp., Ltd., Dalian Division

Legal Representative: /personal seal/ XU Yongli

November 9, 2011

Attachment 1 Accounts Receivable Debtor Confirmation Letter [not translated]

Attachment 2 Payment Notice [not translated]

[Translator’s note: in the original contract in Chinese, the section numbers, rendered in this summary translation in Roman numerals, are out of sequence from Section V to Section X]

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